Contact:	Marissa Vidaurri
Investor Relations
(512) 683-6873

National Instruments Reports Record Revenue for a First Quarter of $300 Million
9 percent year over year order growth and strong operating leverage

Q1 2017 Highlights
•	Revenue of $300 million, up 5 percent year over year with core revenue up 7 percent year over year
•	GAAP gross margin of 74.5 percent, up 100 basis points year over year
•	Non-GAAP gross margin of 75.3 percent, up 55 basis points year over year
•	Fully diluted GAAP EPS of $0.14 and fully diluted non-GAAP EPS of $0.21
•	GAAP operating income up 61% year over year
•	Non-GAAP operating income up 37% year over year
•	GAAP net income of $18 million
~~•~~	EBITDA of $42 million
•	Cash and short-term investments of $365 million as of March 31, 2017

AUSTIN, Texas – April 27, 2017 – National Instruments (Nasdaq: NATI) today announced Q1 2017 revenue of $300 million, up 5 percent year over year with core revenue up 7 percent year over year. The company's definition of core revenue is GAAP revenue excluding the impact of NI's largest customer and the impact of foreign currency exchange. A reconciliation of GAAP revenue to core revenue is included with this news release.

In Q1 2017, NI received $5 million in orders from its largest customer compared with $6 million in orders from this customer in Q1 2016. Excluding NI's largest customer, the value of the company's total orders was up 9 percent year over year for the quarter; orders under $20,000 were up 4 percent year over year; orders between $20,000 and $100,000 were up 9 percent year over year; and orders above $100,000 were up 22 percent year over year.

GAAP net income for Q1 was $18 million, with fully diluted earnings per share (EPS) of $0.14, and non-GAAP net income was $27 million, with non-GAAP fully diluted EPS of $0.21. Included in our GAAP net income for Q1 is $2 million related to restructuring charges. EBITDA, or Earnings Before Interest, Taxes, Depreciation and Amortization, was $42 million.

In Q1, GAAP gross margin was 74.5 percent and non-GAAP gross margin was 75.3 percent. Total GAAP operating expenses were $201 million, up 2 percent year over year. Total non-GAAP operating expenses were up 1 percent year over year at $192 million. GAAP operating margin was 7 percent in Q1, with GAAP operating income of $22 million, up 61 percent year over year. Non-GAAP operating margin was 11.5 percent in Q1, with non-GAAP operating income of $34 million, up 37 percent year over year.

"I am pleased by the excellent execution and focus on growth by our entire global team this quarter," said Alex Davern, NI president and CEO. "Our growth has come from an improving industrial economy and a sharp focus on key growth areas within our markets. Investments in RF and wireless, semiconductor test, and software are enabling our customers to use our platform to solve new challenges in 5G, semiconductor test, connected vehicles, and the Industrial Internet of Things. As we look to the rest of the year, we will be disciplined in our focus and execution, in order to achieve our growth and profitability goals."

John Roiko, NI interim CFO, said, "We are encouraged by the strong order growth, improved operating margin and the positive signs we are seeing in the macroeconomic environment. We remain focused on leveraging our investments to drive sustained revenue growth and are confident in our ability to continue to make progress toward our non-GAAP target of 18 percent operating margin."

Geographic revenue in U.S. dollar terms for Q1 2017 compared with Q1 2016 was up 7 percent in the Americas, up 3 percent in APAC, and up 3 percent in EMEIA. Excluding the impact of foreign currency exchange, revenue was up 7 percent in the Americas, up 3 percent in APAC, and up 5 in EMEIA. Historical revenue from these three regions can be found on NI's investor website at www.ni.com/nati.

As of March 31, 2017, NI had $365 million in cash and short-term investments. During the quarter, NI paid $27 million in dividends. The NI Board of Directors approved a quarterly dividend of $0.21 per share payable on June 5, 2017, to stockholders of record on May 15, 2017.
The company's non-GAAP results exclude the impact of stock-based compensation, amortization of acquisition-related intangibles, acquisition-related transaction costs, taxes levied on the transfer of acquired intellectual property, foreign exchange loss on acquisitions, acquisition-related fair value adjustments, and restructuring charges. Reconciliations of the company's GAAP and non-GAAP results are included as part of this news release.

Guidance
NI currently expects Q2 revenue to be in the range of $305 million to $335 million, up 5 percent year-over-year at the midpoint. Based on current exchange rates, the company expects that the impact of foreign exchange will reduce the company's year-over-year dollar revenue growth rate by approximately 1 percent in Q2. The company currently expects that GAAP fully diluted EPS will be in the range of $0.12 to $0.26 for Q2, with non-GAAP fully diluted EPS expected to be in the range of $0.19 to $0.33. Included in our Q2 2017 GAAP EPS guidance is approximately $3 million of restructuring charges. For the second half of 2017, NI estimates the restructuring charges impacting net income to be approximately $1 million to $2 million. For 2017, NI estimates its non-GAAP effective tax rate to be approximately 21 percent.

Non-GAAP Presentation
In addition to disclosing results determined in accordance with GAAP, NI discloses certain non-GAAP operating results and non-GAAP information that exclude certain charges. In this news release, the company has presented its year-over- year change in core revenue, gross profit, gross margin, operating expenses, operating income, operating margin, income before income taxes, provision for income taxes, net income and basic and fully diluted EPS for the three-month periods ending March 31, 2017 and 2016, on a GAAP and non-GAAP basis. NI is also providing guidance on its non-GAAP fully diluted EPS and expected effective tax rate. The company is not able to provide guidance on its GAAP tax rate or a related reconciliation without unreasonable efforts since its future GAAP tax rate depends on its future stock price and related information that is not currently available.

When presenting non-GAAP information, the company includes a reconciliation of the non-GAAP results to the GAAP results. Management believes that including the non-GAAP results assists investors in assessing the company's operational performance and its performance relative to its competitors. The company presents these non-GAAP results as a complement to results provided in accordance with GAAP, and these results should not be regarded as a substitute for GAAP. Management uses these non-GAAP measures to manage and assess the profitability and performance of its business and does not consider stock-based compensation expense, amortization of acquisition-related intangibles, acquisition-related transaction costs, taxes levied on the transfer of acquired intellectual property, foreign exchange loss on acquisitions, acquisition-related fair value adjustments, and restructuring charges in managing its operations. Specifically, management uses non-GAAP measures to plan and forecast future periods; to establish operational goals; to compare with its business plan and individual operating budgets; to measure management performance for the purposes of executive compensation, including payments to be made under bonus plans; to assist the public in measuring the company's performance relative to the company's long-term public performance goals; to allocate resources; and, relative to the company's historical financial performance, to enable comparability between periods. Management also considers such non-GAAP results to be an important supplemental measure of its performance.
This news release discloses the company's EBITDA for the three-month periods ending March 31, 2017 and 2016. The company believes that including the EBITDA results assists investors in assessing the company's operational performance relative to its competitors. A reconciliation of EBITDA to GAAP net income is included with this news release. This news release also discloses the year-over-year change in the company's core revenue for the three-month periods ending March 31, 2017.  The company believes that including its core revenue assists investors in assessing the company's operational performance. A reconciliation of GAAP revenue to core revenue is included with this news release.
Conference Call Information and Availability of Presentation Materials
Interested parties can listen to the Q1 2017 earnings conference call with NI management today, April 27, at 4:00 p.m. CT at www.ni.com/call. Replay information is available by calling (855) 859-2056, confirmation code 92725892, shortly after the call through April 30 at 11:59 p.m. CT or by visiting the company's website at www.ni.com/call. Presentation materials referred to on the conference call can be found at www.ni.com/nati.

Forward-Looking Statements
This release contains "forward-looking statements" including statements regarding excellent execution and focus on growth, improving industrial economy and a sharp focus on key growth areas, that we will be disciplined in our focus and execution to achieve our growth and profitability goals, being encouraged by the strong order growth, improved operating margin and the positive signs we are seeing in the macroeconomic environment, leveraging our investments to drive sustained revenue growth and being confident in our ability to continue to make process toward our non-GAAP target of 18 percent operating margin, expecting Q2 revenue to be in the range of $305 million to $335 million, that the impact of foreign exchange will reduce the company's year-over-year dollar revenue growth rate by approximately 1 percent in Q2, that our Q2 2017 GAAP EPS guidance includes approximately $3 million of restructuring charges, for the second half of 2017 NI estimates the restructuring charges impacting net income to be approximately $1 million to $2 million, expecting non-GAAP effective tax rate to be approximately 21 percent for 2017, and our guidance for GAAP fully diluted EPS and non-GAAP fully diluted EPS for Q2.  These statements are subject to a number of risks and uncertainties, including the risk of adverse changes or fluctuations in the global economy, foreign exchange fluctuations, fluctuations in demand for NI products including orders from NI's largest customer, component shortages, delays in the release of new products, the company's ability to effectively manage its operating expenses, manufacturing inefficiencies and the level of capacity utilization, the impact of any recent or future acquisitions by NI, expense overruns, adverse effects of price changes or effective tax rates. Actual results may differ materially from the expected results.

The company directs readers to its Form 10-K for the year ended Dec. 31, 2016 and the other documents it files with the SEC for other risks associated with the company's future performance.

About NI
Since 1976, NI (www.ni.com) has made it possible for engineers and scientists to solve the world's greatest engineering challenges with powerful, flexible technology solutions that accelerate productivity and drive rapid innovation. Customers from a wide variety of industries – from healthcare to automotive and from consumer electronics to particle physics – use NI's integrated hardware and software platform to improve the world we live in. (NATI-F)

National Instruments, NI and ni.com are trademarks of National Instruments. Other product and company names listed are trademarks or trade names of their respective companies.

National Instruments
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	March 31,	December 31,
	2017	2016
Assets
Current assets:
Cash and cash equivalents	279,008	285,283
Short-term investments	86,410	73,117
Accounts receivable, net	224,267	228,686
Inventories, net	194,878	193,608
Prepaid expenses and other current assets	45,970	53,953
Total current assets	830,533	834,647

Property and equipment, net	260,208	260,456
Goodwill	254,523	253,197
Intangible assets, net	113,188	108,663
Other long-term assets	33,471	39,601
Total assets	1,491,923	1,496,564

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	55,850	48,800
Accrued compensation	29,001	27,743
Deferred revenue - current	121,597	115,577
Accrued expenses and other liabilities	37,342	32,997
Other taxes payable	19,739	34,958
Total current liabilities	263,529	260,075

Long-term debt	25,000	25,000
Deferred income taxes	37,736	45,386
Liability for uncertain tax positions	12,071	11,719
Deferred revenue - long-term	30,024	29,752
Other long-term liabilities	7,793	10,413
Total liabilities	376,153	382,345

Stockholders' equity:
Preferred stock	-	-
Common stock	1,296	1,292
Additional paid-in capital	785,666	771,346
Retained earnings	361,327	376,202
Accumulated other comprehensive income (loss)	(32,519)	(34,621)
Total stockholders' equity	1,115,770	1,114,219
Total liabilities and stockholders' equity	1,491,923	1,496,564

National Instruments
Condensed Consolidated Statements of Income
(in thousands, except per share data, unaudited)
	Three Months Ended
	March 31,
	2017	2016

Net sales:
Product	$271,512	$259,434
Software maintenance	28,594	27,743
Total net sales	300,106	287,177

Cost of sales:
Product	75,196	74,209
Software maintenance	1,328	1,937
Total cost of sales	76,524	76,146

Gross profit	223,582	211,031

Operating expenses:
Sales and marketing	117,258	113,207
Research and development	58,263	59,340
General and administrative	25,743	24,640
Total operating expenses	201,264	197,187

Operating income	22,318	13,844

Other income (expense):
Interest income	343	253
Net foreign exchange loss	82	574
Other (expense) income, net	431	(2,406)

Income before income taxes	23,174	12,265

Provision for income taxes	5,026	2,967

Net income	$18,148	$9,298

Basic earnings per share	$0.14	$0.07
Diluted earnings per share	$0.14	$0.07

Weighted average shares outstanding -
basic	129,438	127,595
diluted	130,108	128,103

Dividends declared per share	$0.21	$0.20

	National Instruments Condensed Consolidated Statements of Cash Flows
	(in thousands, unaudited)

	Three Months Ended March 31,

	2017	2016

Cash flow from operating activities:
Net income	$18,148	9,298
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	18,669	19,432
Stock-based compensation	6,402	6,748
Tax benefit from deferred income taxes	(2,984)	(6,915)
Net change in operating assets and liabilities	6,441	15,801
Net cash provided by operating activities	46,676	44,364

Cash flow from investing activities:
Capital expenditures	(10,811)	(9,267)
Capitalization of internally developed software	(11,624)	(8,003)
Additions to other intangibles	(525)	(363)
Acquisitions, net of cash received	-	(549)
Purchases of short-term investments	(25,253)	(5,008)
Sales and maturities of short-term investments	11,931	23,589
Net cash (used by)/provided in investing activities	(36,282)	399

Cash flow from financing activities:
Proceeds from revolving line of credit	-	-
Principal payments on revolving line of credit	-	(12,000)
Proceeds from issuance of common stock	7,817	7,445
Repurchase of common stock	-	(4,642)
Dividends paid	(27,201)	(25,556)
Net cash used by financing activities	(19,384)	(34,753)

Effect of exchange rate changes on cash	2,715	4,261

Net change in cash and cash equivalents	(6,275)	14,271
Cash and cash equivalents at beginning of period	285,283	251,129
Cash and cash equivalents at end of period	$279,008	265,400

Detail of GAAP charges related to stock-based compensation, amortization of acquisition intangibles, acquisition related transaction costs, restructuring charges, foreign exchange loss on acquisitions and taxes levied on the transfer of acquired intellectual property (in thousands, unaudited)

	Three Months Ended
	March 31,

	2017	2016
Stock-based compensation
Cost of sales	$575	$548
Sales and marketing	2,626	2,937
Research and development	2,054	2,349
General and administrative	1,224	908
Provision for income taxes	(1,675)	(2,093)
Total	$4,804	$4,649

Amortization of acquisition intangibles
Cost of sales	$1,590	$3,042
Sales and marketing	478	819
Research and development	263	261
Other income, net	-	-
Provision for income taxes	(554)	221
Total	$1,777	$4,343

Acquisition transaction costs, restructuring charges, and other
Cost of sales	$336	$106
Sales and marketing	2,375	57
Research and development	399	258
General and administrative	177	30
Foreign exchange loss on acquisition	-	94
Taxes levied on transfer of acquired intellectual property	-	2,474
Provision for income taxes	(1,065)	(1,041)
Total	$2,222	$1,978

National Instruments
Reconciliation of GAAP to Non-GAAP Measures
(in thousands, unaudited)

Reconciliation of Gross Profit to Non-GAAP Gross Profit
	Three Months Ended
	March 31,

	2017	2016

Gross profit, as reported	$223,582	$211,031
Stock-based compensation	575	548
Amortization of acquisition intangibles	1,590	3,042
Acquisition transaction costs, restructuring charges and other	336	106
Non-GAAP gross profit	$226,083	$214,727
Non-GAAP gross margin	75%	75%

Reconciliation of Operating Expenses to Non-GAAP Operating Expenses

	Three Months Ended
	March 31,

	2017	2016

Operating expenses, as reported	$201,264	$197,187
Stock-based compensation	(5,904)	(6,194)
Amortization of acquisition intangibles	(741)	(1,080)
Acquisition transaction costs, restructuring charges and other	(2,951)	(345)
Non-GAAP operating expenses	$191,668	$189,568

Reconciliation of Operating Income to Non-GAAP Operating Income

	Three Months Ended
	March 31,

	2017	2016

Operating income, as reported	$22,318	$13,844
Stock-based compensation	6,479	6,742
Amortization of acquisition intangibles	2,331	4,122
Acquisition transaction costs, restructuring charges and other	3,287	451
Non-GAAP operating income	$34,415	$25,159
Non-GAAP operating margin	11.5%	8.8%

Reconciliation of Income before income taxes to Non-GAAP Income before income taxes

	Three Months Ended
	March 31,

	2017	2016

Income before income taxes, as reported	$23,174	$12,265
Stock-based compensation	6,479	6,742
Amortization of acquisition intangibles	2,331	4,122
Acquisition transaction costs, restructuring charges and other	3,287	451
Foreign exchange loss on acquisitions	-	94
Taxes levied on transfer of acquired intellectual property	-	2,474
Non-GAAP income before income taxes	$35,271	$26,148

Reconciliation of Provision for income taxes to Non-GAAP Provision for income taxes

	Three Months Ended
	March 31,

	2017	2016

Provision for income taxes, as reported	$5,026	$2,967
Stock-based compensation	1,675	2,093
Amortization of acquisition intangibles	554	(221)
Acquisition transaction costs, restructuring charges and other	1,065	1,041
Non-GAAP provision for income taxes	$8,320	$5,880

Reconciliation of GAAP Net Income, Basic EPS and Diluted EPS to Non-GAAP Net Income, Non-GAAP Basic EPS and Non-GAAP Diluted EPS (in thousands, except per share data, unaudited)

	Three Months Ended
	March 31,

	2017	2016

Net income, as reported	$18,148	$9,298
Adjustments to reconcile net income to non-GAAP net income:
Stock-based compensation, net of tax effect	4,804	4,649
Amortization of acquisition intangibles, net of tax effect	1,777	4,343
Acquisition transaction costs, restructuring charges and other, net of tax effect	2,222	1,978
Non-GAAP net income	$26,951	$20,268

Basic EPS, as reported	$0.14	$0.07
Adjustment to reconcile basic EPS to non-GAAP basis EPS:

Impact of stock-based compensation, net of tax effect	0.04	0.04
Impact of amortization of acquisition intangibles, net of tax effect	0.01	0.03
Impact of acquisition transaction costs, restructuring charges and other, net of tax effect	0.02	0.02
Non-GAAP basic EPS	$0.21	$0.16

Diluted EPS, as reported	$0.14	$0.07
Adjustment to reconcile diluted EPS to non-GAAP diluted EPS:

Impact of stock-based compensation, net of tax effect	0.04	0.04
Impact of amortization of acquisition intangibles, net of tax effect	0.01	0.03
Impact of acquisition transaction costs, restructuring charges and other, net of tax effect	0.02	0.02
Non-GAAP diluted EPS	$0.21	$0.16

Weighted average shares outstanding -
Basic	129,438	127,595
Diluted	130,108	128,103

National Instruments Reconciliation of Net Income and Diluted EPS to EBITDA and EBITDA Diluted EPS (in thousands, except per share data, unaudited)

	Three Months Ended
	March 31,
	2017	2016
Net income, as reported	$18,148	$9,298
Adjustments to reconcile net income to EBITDA:
Interest income, net of interest expense	(86)	(62)
Tax expense	5,026	2,967
Depreciation and amortization	18,669	19,432
EBITDA	$41,757	$31,635

Weighted average shares outstanding - Diluted	130,108	128,103

Reconciliation of GAAP to Non-GAAP EPS Guidance
(unaudited)
	Three Months Ended
	June 30, 2017

	Low	High
GAAP Fully Diluted EPS, guidance	$0.12	$0.26
Adjustment to reconcile diluted EPS to non-GAAP diluted EPS:
Impact of stock-based compensation, net of tax effect	0.03	0.03
Impact of amortization of acquisition intangibles, restructuring charges and other, net of tax effect	0.04	0.04
Non-GAAP diluted EPS, guidance	$0.19	$0.33

National Instruments
Reconciliation of GAAP Revenue Growth to Core Revenue Growth
(unaudited)

Three Months Ended
March 31,
2017
YoY GAAP revenue growth, as reported	4.5%
Effect of excluding our current largest customer	1.7%
YoY GAAP revenue growth, excluding our largest customer	6.2%
Effect of excluding the impact of foreign currency exchange	0.4%
YoY Core revenue growth	6.6%

National Instruments
Reconciliation of GAAP Revenue Growth Guidance to Core Revenue Growth Guidance
(unaudited)

Three Months Ended
June 30,
2017
Expected YoY GAAP revenue growth	5%
Expected effect of excluding our current largest customer	2%
Expected YoY GAAP revenue growth, excluding our largest customer	7%
Expected effect of excluding the impact of foreign currency exchange	1%
Expected YoY Core revenue growth	8%